Exhibit 10.30

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Insmed Incorporated  -  SynteractHCR, Inc.

Work Order 1

Comprehensive Services for:

Protocol INS-212: A Randomized, Open-Label, Multicenter Study of Liposomal Amikacin for Inhalation (LAI) in Adult Patients with Nontuberculous Mycobacterial (NTM) lung infections caused by Mycobacterium avium complex (MAC) that are refractory to treatment

Table of Contents

1	Incorporation	2
2	Statement of Services	2
3	Project Specifications	8
4	Miscellaneous	19
4.1	Backup and Security	19
4.2	Language	19
5	Project Costs	20
5.1	Assumptions	20
5.2	Summary Cost Estimates	27
5.3	Pass-Through Costs	28
5.4	Payment Terms	29
5.5	Change in Scope	30
5.6	Invoices and Payment Correspondence	30
Attachment 1: Detailed Budget		32

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

INSMED INCORPORATED — SYNTERACTHCR

WORK ORDER 1

COMPREHENSIVE SERVICES

1                      Incorporation

This Work Order 1 is made and entered on 24 December 2014 (“Effective Date”) between Insmed Incorporated (“Sponsor”) and SynteractHCR, Inc. (“SynteractHCR”). Unless specifically stated otherwise in this Work Order 1, the Master Agreement for Services, signed on 27 August 2014 between Sponsor and SynteractHCR shall govern the provision of services set forth in this Work Order 1 for comprehensive clinical trial services in support of Sponsor’s protocol INS-212.

2                      Statement of Services

The table below describes the activities (“Services”) that would be performed for this study as detailed in this Work Order 1. This Work Order 1 with any incorporated Work Order Amendments will collectively hereinafter be referred to as the “Project”.

Sponsor: Insmed	Study ID: INS-212

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
REGULATORY ***
Investigational New Drug (IND) Preparation/ Submission (***)	X
IND Ongoing Maintenance (***)	X
Annual Update/Report to the IND (***)	X
Annual Update/Report to the IND — Preparation of the T/L/Fs (***)		X
New Drug Application (NDA) or Biologics License Application (BLA) Preparation/Submission (***)	NA	NA
Drug Submission Application (***)	NA	NA
Document Submission to Regulatory Authority (***)		X	CTA and Clinical Trial Site Information Form (CTSIF) which includes REB approval
REGULATORY ***
Obtain a *** Clinical Trials (*** Database Number		X
Application for Clinical Trial Authorization (CTA) Preparation/Submission		X

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Sponsor: Insmed	Study ID: INS-212

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
Investigational Medicinal Product Dossier (IMPD) Preparation/Submission	X	X	CRO will review and submit
Application for Ethics Committee (EC) Approval Preparation/Submission		X
Qualified Person (QP) Release	X
Investigational Drug Import Licensure	X
Investigational Drug Export Licensure	X
Local Warehouse(s)	X
Clinical Trial Insurance (Provide/Arrange For)		X
REGULATORY (for ***)
Ethics Committee Submission	A	X
Regulatory Authority Notification (TGA)	A	X
PROJECT START-UP/INITIATION: Assume CRO SOPs to be used
Protocol Development	X
Protocol Amendment(s) Development	A	X	To be costed if applicable
Protocol Review	X	R
Protocol Amendment(s) Review & Approval	A
Protocol/Protocol Amendment(s) Printing/Distribution		X	To be costed if applicable
Investigator Drug Brochure (IDB) Development	X	R
IDB Printing/Distribution		X
Model Informed Consent Form (ICF) Development	A	X
Model ICF Review	A	X
Model ICF Distribution		X
Country-Specific ICF (***)	A	X
Country-Specific ICF Distribution (***		X
Case Report Form (CRF) Screens Development	A	X
CRF Printing/Shipping		NA
CRF Review	A	X
CRF Completion Guidelines	A	X
Translation of Study Documents		X	SynteractHCR will manage translation vendor
Site Feasibility/Report	R	X
Site Identification/Selection	A	X
Document Submission to Appropriate Review Committee (i.e., IRB/EC)		X
Regulatory/Essential Document Collection/Review		X

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Sponsor: Insmed	Study ID: INS-212

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
Regulatory/Essential Document Maintenance (Ongoing Collection/Review)		X
Trial Master File (TMF) Set-up/Maintenance	A	X
Site Regulatory Binder/Study Procedures Manual	A	X
Other Study Documents/Tools	R	X
Investigator (Site) Agreements/Contracts	A	X	SynteractHCR will sign site contracts after Sponsor review/approval
Investigator Fee Negotiation	A	X
Investigator Fee Payment/Tracking	A	X
Investigator’s Meeting (Organization/Conduct)		X	3 IMs, SynteractHCR will manage meeting planning vendor
Prepare Investigator’s Meeting Binders	R	X
Investigator’s Meeting (Attend/Participate)	X	X
Aggregate spend/Sunshine Data Reporting	A	X
CLINICAL MONITORING Assume CRO SOPs to be used
Monitoring Plan	A	X
Pre-Study Qualification Visits		X	On site or via telephone
Site Initiation Visits		X
Interim Monitoring Visits		X
Site Close-out Visits		X
Monitoring Visit Reports/Follow-up Letters	R	X
Site Management/Contact		X
Query Resolution		X
Study Drug Management (Storage/Distribution/Destruction)		X	Site level
Nebulizer and cleaning supplies Management (Storage/Distribution/Return/Destruction)		X	Site level
MEDICAL MONITORING
Medical Monitoring/Support to Project Team/Sites	X
After-Hours Medical Coverage	X
Review of AE Coding	A
Review of SAE Coding	X
Medical Review of Routine Laboratory Reports	X
Review (Medical) of Data Listings	X
Review (Medical) of CRFs	X
Review (Medical) of Routine ECG Reports	NA

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Sponsor: Insmed	Study ID: INS-212

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
Safety Management Plan	X		3rd party vendor
SAE Receipt/Review	X		3rd party vendor
SAE Documentation (SAE Narrative Form)	X
Collection of Safety Data (SAE Data)	X	X	Work with 3rd party vendor to obtain information from sites
Preparation of *** Form (Safety Reports) North America	X		3rd party vendor
Preparation of *** Form (Suspected Unexpected Serious Adverse Reactions [SUSARs] Reports) (***)	X		3rd party vendor
Safety Reporting to Health/Regulatory Authorities	X		3rd party vendor
SUSARs Reporting to Competent Authorities (***)	X		3rd party vendor
Electronic Reporting of SUSARs to (***) (***)	X		3rd party vendor
Preparation/Submission of Registration Package for Electronic Reporting of SUSARs (***)	X		3rd party vendor
Notify Sites of SAEs/Distribute Safety Reports	X		3rd party vendor will provide notifications, per ***
Notify Sites and ECs of SAEs and SUSARs/ Distribute Safety Reports (***)	X		3rd party vendor will provide notifications, per ***
SAE Reconciliation		(X)	CRO to assume collaboration with 3rd party vendor for SAE reconciliation
DATA MANAGEMENT: Assume CRO SOPs to be used
Data Management Plan	A	X
Data Edit Specifications	A	X
Data Listings	A	X
Annotated CRF	A	X
Database Development/Set-up/Programming	A	X	***
Electronic Data Capture (EDC)	A	X
Electronic Data Capture (EDC) Training	A	X
EDC Helpdesk		X
CRF Processing, Tracking, and Receipting	NA	NA
Data Entry/Verification	NA	NA
Queries Generation/Resolution	A	X
Coding Dictionaries (***)	X	X

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Sponsor: Insmed	Study ID: INS-212

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
Medical Coding (AEs; medical histories; concomitant drugs)	A	X
SAE Reconciliation	A	X
Receipt of Local Lab Data (Paper)	NA	NA
Receipt of Vendor Electronic Data (Central Laboratory, Electrocardiogram, etc.)		X	Needs to be reconciliation of this data too.
Define Critical Variables	NA	NA
Critical Variable Audit	NA	NA
Final Database QC Audit	NA	NA
Interim Data Transfer(s)	A	X
Final Database Closure/Transfer	A	X
Archive CRFs and Database of Record	A	X
Planning & Coordination		X
Routine Status Reports	A	X
Create and transfer CDISC compliant datasets (SDTM)	A	X	Quarterly SDTM transfers to sponsor, SDTM reviewers guide at end of study
BIOSTATISTICAL SERVICES Assume CRO SOPs to be used
Develop Randomization Code	A	X
Statistical Analysis Plan (SAP)	A	X
T/L/Fs	A	X
Dry Runs		X	*** dry runs prior to first interim analysis
Interim Statistical Analysis/Summary	A	X
Statistical Analysis	A	X
Final Summary T/L/Fs	A	X
Final Statistical Report	NA	NA
Analysis Datasets Transfers (ADaM)	A	X	ADaM reviewers guide at end of study
DSMB TLFs		X	SynteractHCR statistician attendance (via teleconference) at DSMB meetings
DSMB Plan		X	Analysis plan for DSMB
Population PK Analysis	X
MEDICAL WRITING Assume CRO SOPs to be used
Patient Narratives (for Study Report)	X		Provided by ***
CSR with appendices	A	X
Activation of Hyperlinks		X	Assumes *** links per TLF, section cross-references, external links

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Sponsor: Insmed	Study ID: INS-212

Services Checklist & Transfer of Obligations

X=Responsibility (Primary); (X)=Responsibility (Secondary); A=Approve; R=Review; NA=Not Applicable

Activity	Sponsor	SynteractHCR	Comments
Final Integrated Study Report	A	X
Subject Profiles	A	X	SynteractHCR will provide patient profiles via ***.
Manuscript	NA	NA
Preparation of Periodic and Annual Safety ***	X
Submission of Periodic and Annual Safety Reports to the Health/Competent Authorities and Ethics Committees (ECs) (***)	A	X
IWRS
IWRS for randomization, tracking enrollment and drug supplies, nebulizers and cleaning supplies			TBD
Drug Supply, Nebulizer and Cleaning Supplies Management — tracking through IWRS			TBD
QUALITY ASSURANCE (QA)
GCP/ICH Site Audits	X	X	Assumes ***% of sites may require a GCP audit
Vendor Audits	X	X	Vendor audits may occur for those sponsor designated vendors that SynteractHCR will hold the contract for
PROJECT MANAGEMENT Assume CRO SOPs to be used
Project Management		X
Project Management Plan	A	X
Project Set-up/Maintenance		X
Face-to-Face Meeting(s)	X	X	*** per year, per sponsor, Global PM, Global CL, regional PMs
Team Teleconference(s) (Frequency: weekly)	X	X
Enrollment Updates/Project Status Reports	A	X	Posted on project website
Project Newsletters	NA	NA	Regular, frequent eBlasts
Trial Master File (TMF) Reconciliation	A	X
Training of Project Team	X	X
Vendor Management		X
SUB-CONTRACTING SERVICES
Central IRB Selection		X
Drug Packaging/Labeling/Depot	X
Central Laboratory (Select/Contract)		X
Vendor Management	A	X	Includes contracting and payment administration

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

3                      Project Specifications

Global Project Management

SynteractHCR manages all projects according to a Project Team approach. The SynteractHCR Global Program Manager will have the primary responsibility of communication with Sponsor for overall project information for the duration of the project. However, Sponsor is welcome to contact any team members as needed. This includes daily, weekly and monthly updates to keep core team members current on all project activities.

Project meetings will be conducted on a routine basis. During each meeting, critical issues, unexpected problems and trends are identified and discussed. In addition, milestones are set and reviewed and timelines for all departments working on the project are discussed. Any deviations in project deadlines, expenses and action items are examined with respect to the impact on all departments. Additionally, the team members will “trouble-shoot” problems and solutions before milestones or deadlines are jeopardized. Meeting minutes will be distributed to all team members.

Secure Web-Access

SynteractHCR will provide secure, web-based access via browser-enabled computers for Sponsor and the rest of the project team to project information such as:

•                  Enrollment Status Reports

•                  Regulatory Document status

•                  Monitoring Schedule and report status

•                  CRF, data clarification status, and other data management reports

•                  Project Timelines

Specific information to be provided on the website would be determined in conjunction with Sponsor.

Vendor Contracts and Management

On behalf of Sponsor, SynteractHCR will execute contracts with Sponsor-designated vendors. These vendors may also require audits by SynteractHCR to be compliant with SOPs. SynteractHCR will administer vendor payments for Sponsor.

Regulatory Submissions Across Regions

SynteractHCR will provide Sponsor with list(s) of required documentation in order to submit to appropriate regulatory authorities in the regions selected for this study.

IMPD Review/CTA Submission to Regulatory Authorities

SynteractHCR will provide review of IMPD for CTA submission ***. Submissions to Central Regulatory Authorities, as well as to the local authorities and ECs, have been included. Costs associated with amendments are not included in this work order.

CTA submission *** to Health Authorities

SynteractHCR will prepare the CTA for submission ***. Sponsor will provide the the Quality Overall Summary (QOS). After approval of the CTA by ***, SynteractHCR will prepare the Clinical Trial Site Information Form (CTSIF) for each participating site. Costs have not been included for CTA amendments.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Submissions in Australia

SynteractHCR will submit to the Ethics Committee. Therapeutics Goods Administration (TGA) will be notified once approval has been provided.

Project Start-Up Activities

Protocol and Investigators Brochure Development

Sponsor will prepare the protocol and Investigators Brochure (IB) and incorporate any revisions to the protocol and IB which may occur during the project. SynteractHCR in conjunction with Sponsor will ensure that all revisions of the IB have been submitted to the site and are in the Investigator files.

Investigator Selection

SynteractHCR will perform site identification and will obtain a Non-Disclosure Agreement in a form approved by sponsor, complete a phone questionnaire (if needed) for the site. SynteractHCR will perform a Site Qualification Visit at the site and document the visit in a Site Qualification Visit report. Sponsor will make the final decision on site selection for the project.

Negotiation of Clinical Trial Agreements and Site Budgets

A Clinical Trial Agreement is defined as any agreement between SynteractHCR or Sponsor and a clinical site, site personnel, Investigator, or site ancillary service provider, in order to perform clinical research for the study. Sponsor will review and approve the SynteractHCR clinical trial agreement, site budget and letter of indemnification templates. SynteractHCR will negotiate the clinical trial agreement and budget to reach mutually agreeable final and fully executed Clinical Trial Agreements and site budgets. Sponsor will provide to SynteractHCR the site budget negotiation parameters for study budget items, such as start-up, scheduled visits, unscheduled visits, screen failure and pass-through fees. After execution of this Work Order, Sponsor and SynteractHCR will develop a mutually agreed upon “Contracts Program Plan” that sets forth the escalation, communication, and approval processes for all Clinical Trial Agreements and their respective components.

In addition, SynteractHCR will facilitate the negotiation of the site letter of indemnification, which will be executed by the Sponsor and site. The negotiation and execution shall follow the process as specifically set forth in the Contracts Program Plan for the site letter of indemnification.

SynteractHCR will administer site payments on behalf of Sponsor as a pass-through expense. SynteractHCR will invoice Sponsor for the site payment amount (and any applicable bank wire transfer fees) on a monthly basis and will be due upon receipt. Once the site payment amount is received and processed, SynteractHCR will remit payment on behalf of Sponsor to the sites. SynteractHCR will track the site payments administered by SynteractHCR on behalf of Sponsor.

Project Meetings

Project Kick-off Meeting

SynteractHCR will attend a Project Kick-off Meeting with Sponsor. The agenda for the Kick-off Meeting will be planned jointly by SynteractHCR and Sponsor. SynteractHCR will determine with Sponsor the required project team members for attendance.

Investigators Meetings

SynteractHCR will plan and conduct regional Investigators Meetings in conjunction with Sponsor. SynteractHCR will be responsible for planning meeting logistics. Each Investigators Meeting will include a CRA training meeting. The agenda for the Investigators Meetings will be planned jointly by SynteractHCR and Sponsor.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Teleconferences

SynteractHCR will conduct regular team teleconferences, both internally and with Sponsor. Minutes for Sponsor teleconferences will be provided by SynteractHCR.

Face-to-Face Meetings

Per Sponsor request, SynteractHCR will attend face-to-face status update meetings at Sponsor offices in New Jersey, US. The Global Project Manager, Global Clinical Lead, and regional Project Managers will attend in person. Additional team attendees may participate via teleconference.

Regulatory Documents

SynteractHCR will prepare the template patient Informed Consent Form (ICF). SynteractHCR will ensure that the ICF meets the minimum requirements as outlined by the US Code of Federal Regulations and ICH guidelines where applicable. SynteractHCR will develop draft Protected Health Information (PHI) language to be incorporated into the ICF, or as a standalone authorization form for use with this project.

SynteractHCR will be responsible for the initial collection and review of all regulatory documents, such as IRB approvals, Informed Consent Documents, and financial disclosure statements, from the site to ensure compliance with appropriate regulations and ICH/ GCP Guidelines. SynteractHCR will assist the sites with obtaining IRB approval. Regulatory documents will be sent to Sponsor for full approval. Sponsor will forward all fully approved regulatory packages to SynteractHCR for Central files. SynteractHCR will maintain the Central files for the project and the project sites. SynteractHCR will track and collect regulatory documents after the receipt of the initial regulatory package.

Set up Project Tracking System

SynteractHCR will track regulatory documents, site visits and reports as well as project team contact information within its Clinical Trials Management system.

Study Reference Manual

SynteractHCR will prepare a Study Reference Manual. The Study Reference Manual will consist of key project instructions for project specific procedures, and items such as, adverse experience reporting, key contacts and project supply ordering. SynteractHCR will prepare the CRF completion instructions in conjunction with Sponsor. Sponsor will provide review and feedback prior to finalization.

Site Qualification & Initiation Visits

Site Qualification Visit

SynteractHCR will qualify the investigational sites and project investigators. The Site Qualification Visit may be performed in conjunction with Sponsor at Sponsor’s option. SynteractHCR may qualify sites via telephone if they have been previously qualified and/or participated in a trial with Sponsor or SynteractHCR within the past 12 months. SynteractHCR will communicate to Sponsor any concerns regarding the site’s ability to conduct the project. Sponsor will make the final decision on site selection.

Site Initiation Visit

SynteractHCR will conduct Site Initiation Visits (SIV) at the sites. The SIVs may be performed in conjunction with Sponsor at Sponsor’s option. The SIV will include a review of the protocol and project procedures, case report form (CRF) completion, investigator obligations, laboratory specimen collection and handling. SynteractHCR will confirm that proper source documentation is in place in addition to receipt/storage of project drug if available during the scheduled visit.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

The Site Initiation Visits will be documented in a monitoring visit report and follow-up letter to the site. The visit report will be drafted within *** working days from the last day of the visit.

On-Site Monitoring

Monitoring Plan

SynteractHCR will develop a monitoring plan for review and approval by Sponsor. The monitoring plan will address the proposed monitoring schedule for each region. The monitoring plan will also describe source document verification (SDV) and any other monitoring conventions. SynteractHCR will provide Curricula Vitae (CVs) of prospective project monitors to Sponsor for review prior to project assignment. Every effort will be made to assign project monitor(s) in close proximity to the selected project sites to reduce travel time and cost.

Site Monitoring Visits

Monitoring frequency may be adjusted as necessary on a site-by-site basis, based on patient enrollment, monitoring requirements prior to the interim database lock, or specific site issues. Sponsor would be involved in monitoring frequency discussions, if any adjustments are necessary.

During on-site monitoring visits SynteractHCR will perform the following tasks to monitor compliance with GCP and appropriate federal regulations and Sponsor requirements as stated in the monitoring plan:

•                  Perform ***% review of all signed ICFs and PHI authorizations or local privacy laws;

•                  Review and verify ***% of available source documentation on all CRFs;

•                  Review all clinical data at the site for legibility, completeness, and consistency within the CRF set;

•                  Instruct clinical site staff to supply missing data, complete data corrections, and clarify CRF information;

•                  Check data clarifications against source documents to confirm that all clarifications accurately reflect the source documents;

•                  Monitor IP and nebulizer accountability, including the reconciliation of inventory;

•                  Review required clinical site regulatory documentation, and provide updates to Sponsor;

•                  Document deficiencies and follow-up until they are corrected by the clinical site staff;

•                  Train site personnel as required.

SynteractHCR will monitor to verify that the clinical site staff perform the following tasks:

•                  CRF completion and Data Corrections;

•                  Provision of source documents at each site visit;

•                  CRF corrections as necessary during each monitoring visit or prior to the next scheduled monitoring visit.

The monitoring visits will be documented in a monitoring visit report and follow-up letter to the sites.

Close-Out Visits

SynteractHCR will conduct one project closeout visit at each of the clinical sites. While conducting this visit, SynteractHCR will perform the following tasks:

•                  Final IP, nebulizer, and supply accountability review and authorize final project supply returns to Sponsor;

•                  Reconcile the site regulatory binder including the IRB final report;

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

•                  Required data reconciliation;

•                  Review investigator’s adherence to record retention responsibilities and preparation of project records; and

•                  Collect and dispose of unused project supplies in a manner agreed upon with Sponsor.

Site Visit Reports

Site visit reports will be drafted within the time frame agreed upon in the monitoring plan. Upon completion of a draft visit report, the report will be forwarded to SynteractHCR and Sponsor for review and comment. Revisions and comments will be returned to the appropriate monitor for incorporation into the final report. The final report will be forwarded to Sponsor within *** of finalization. Any urgent project issues will be communicated to Sponsor immediately.

Clinical Lead

SynteractHCR will utilize a Global Clinical Lead, approved by Sponsor, to oversee the clinical aspects of the entire project. Additionally, there will be regional Clinical Lead(s) in Europe and regional Clinical Lead(s) in the US, all approved by Sponsor. SynteractHCR will require any non-employee Global Clinical Lead and regional Clinical Leads agree to execute an agreement to comply with the terms of the MSA prior to commencing services, and will ensure their compliance with the Sponsor-SynteractHCR MSA terms. SynteractHCR will remain responsible for their performance.

The SynteractHCR Clinical Lead assumes responsibility for the coordination of the CRA team and monitoring of daily activities to ensure the successful completion of clinical trials. The Clinical Lead participates in the planning, implementation, and management of clinical trials in compliance with federal regulations, ICH Guidelines, Good Clinical Practices (GCPs) and standard operating procedures (SOPs). Specific lead activities include designating site assignments and ensuring CRA resources are continuously adequate; tracking and reviewing monitoring visit reports and ensuring standards for monitoring and reporting are met; facilitating communication and standardization of monitoring procedures by providing a leadership role at CRA teleconferences; preparing materials and minutes for CRA teleconferences, meetings, and training seminars; and coordination of project specific training and other requirements for internal and external staff. The clinical lead develops and/or contributes to the development of clinical documents such as Study Manuals, CRF Completion Guidelines, Monitoring Plans and other project specific tools as required and may perform the on-site monitoring of clinical studies.

Site Management and Communication

The SynteractHCR project monitor will be the primary point of contact with the sites, and will be in contact with the site on a regular basis. SynteractHCR will document relevant correspondence with clinical site and Sponsor. SynteractHCR will keep Sponsor informed of all project issues on an ongoing basis throughout the project. Original copies of telephone reports and other written clinical site correspondence will be provided to Sponsor at the conclusion of the project as part of the central file transfer. Proper documentation within the regulatory files and IRB of all serious adverse events (SAEs) will be confirmed during the monitoring visits.

Site Audits

SynteractHCR and/or Sponsor may conduct clinical site audits at selected clinical sites according to their respective SOPs. Sponsor may accompany SynteractHCR during their audits. Sponsor will work with SynteractHCR to determine the sites to be audited. SynteractHCR will provide an audit report to Sponsor within *** business days.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Vendor Audits

SynteractHCR and/or Sponsor may conduct audits for selected vendors (e.g., sponsor-designated vendors) according to their respective SOPs. Sponsor may accompany SynteractHCR during their audits. These audits may be conducted on site at a vendor location or via the internet. SynteractHCR will provide an audit report to Sponsor within *** business days.

Investigational Product (IP) Management

IP Shipments

Sponsor will be responsible for supplying, packaging, labeling, and distributing the IP to the project sites. During the course of routine site management, SynteractHCR will be responsible for requesting additional IP shipments as necessary and returning any unused IP at the project conclusion to Sponsor. Project supplies that remain on site at the conclusion of the project will either be destroyed or returned to Sponsor as requested. SynteractHCR will ensure that all proper documentation is filed appropriately in the investigator’s project files. This includes IP receipt, inventory, accountability and return.

Nebulizer and Cleaning Supply Management

Nebulizer and Cleaning Supply Shipments

Sponsor will be responsible for supplying, packaging, labeling, and distributing the nebulizers and cleaning supplies to the project sites.  During the course of routine site management, SynteractHCR will be responsible for requesting additional nebulizers and cleaning supply shipments as necessary and returning all used and any unused nebulizers and cleaning supplies at the project conclusion to Sponsor. SynteractHCR will ensure that all proper documentation is filed appropriately in the investigator’s project files. This includes nebulizer and cleaning supply receipt, inventory, accountability and return.

Interactive Web-Response System (IWRS)

Specific transfer of obligations for IWRS services are to be determined; costs for IWRS support will be included in a Change in Scope.

Data Management

Accuracy and timeliness are of the highest priority in SynteractHCR’s management of clinical data. Once entered, data are stored in a SAS database from which all reporting and data analyses are done. Quality control checks are built in every step of the way to ensure complete accuracy. An experienced data manager will be assigned to the project and will be responsible for all activities leading to a clean database.

Data Management Plan

The SynteractHCR data manager will develop a data management plan, incorporating input from Sponsor, addressing the following:

•                  Overview of the data entry and data management process for the project

•                  Special handling procedures

•                  Edit check plan

•                  Database close procedures

•                  Data back-up processes

•                  Any other project-specific processes or issues.

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This data management plan will be sent to Sponsor for review and approval prior to implementation.

***

Electronic Case Report Forms

SynteractHCR will develop the Pre-build worksheet. The design will be reviewed from a data management perspective and suggestions will be made regarding consistency and the ability to collect the data accurately and in a manner that will facilitate analysis.

eCRF Completion Guidelines

SynteractHCR Data Manager will prepare eCRF Completion Guidelines. This document contains a general overview of the database, data entry guidelines, general site requirements and expectations, completion instructions for all of the eCRFs, and any specific instructions.

Start-up Activities

SynteractHCR will set up a database for this project using the ***. (“***”) *** system for electronic data capture at the project sites. The SynteractHCR team will work with the team at Sponsor to determine goals and project requirements.

Start-up activities include (in conjunction with Sponsor as appropriate):

•                  Design project workflow and training documentation.

•                  Design roles and responsibilities matrix.

•                  Prepare appropriate materials necessary to train Sponsor and project site personnel at the start-up meetings.

•                  Implementation of automated data edit checks (browser-side and server-side).

•                  Validate configured system.

•                  Devise system management and database strategy, which includes security, storage, back-ups, recovery, and server connectivity.

Database Creation

SynteractHCR will provide the *** database build. A new Sponsor -SynteractHCR URL hosted securely by *** will be created for Sponsor for the performance of studies performed in collaboration with SynteractHCR. SynteractHCR will provide a Core Configuration model from which Sponsor may customize for their unique project requirements. In order to identify potential errors in data entry, SynteractHCR will provide a list of validation checks. Upon approval of the Edit Check Document, the edit checks and custom functions will be programmed to help identify any errors in data entry.

*** ***. *** was developed with ease-of-use as a fundamental design principal providing ‘point and click’ functionality to end users. All modules and tools within *** are deployed securely over the Internet and require no special skills to operate the system.

License Grant and Use

Subject to this Agreement and Sponsor’s payment of the applicable Applications Services Fees (including License Fees), SynteractHCR (“SynteractHCR”) hereby grants Sponsor, during the term set forth in the applicable Statement of Work/Sales Order, a non-exclusive, limited, non-transferable license to remotely access and use the object code version of the *** software applications and documentation (collectively, the *** Applications) only for Sponsor’s internal business purposes for conducting the clinical trial project identified in the applicable Statement of Work. Only Sponsor’s employees and contractors conducting the clinical trial project (the “Authorized Users”) may access the *** Applications on behalf of Sponsor. Sponsor shall use the *** Applications only for lawful

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purposes and in accordance with this Agreement. All rights not expressly granted under this Agreement are reserved to *** (“***”).

Restrictions Applicable to *** Applications:

Sponsor acknowledges that the *** Applications that will be made available to Sponsor by SynteractHCR on a hosted basis is proprietary to *** and that *** owns all right, title and interest in the *** Applications, including, but not limited to, any derivative works, modifications, updates and enhancements. The *** Applications and all materials relating thereto are confidential and proprietary to *** and Sponsor and its Authorized Users shall protect and treat such as confidential using the same care as required under the Agreement with respect to SynteractHCR’s confidential information, but no less than reasonable care. Sponsor understands and agrees that the *** Applications may only be used by Sponsor and its Authorized Users in accordance with the license grant set forth above and that Sponsor will not (1) modify, copy, reverse engineer or create derivative works of the *** Applications; (2) use the *** Applications to provide hosting, service bureau, time sharing, outsourcing or other services to third parties; (3) resell, lease, license, sublicense or time-share the *** Applications to third parties or otherwise permit the use of or access to the *** Applications by any third party, (4) transfer an existing clinical trial to a third party that is either a competitor of *** or doesn’t implement the *** Applications to support the balance of such clinical trial; (5) remove or alter any proprietary rights notices affixed to or contained within the *** Applications; or (6) use the *** Applications to build a competitive product or service or to perform clinical trial studies for any third party(ies) or input data from any clinical trial project of any third party(ies). Sponsor shall not disclose the *** Applications to third-parties or use such *** Applications for any purposes whatsoever other than in accordance with this Agreement and agrees that it will not engage in, and may be held liable for any unauthorized use, copying or disclosure of the *** Applications. The parties agree that *** is a direct and intended third party beneficiary to this Agreement and shall have the right to enforce the license restrictions and confidentiality obligations contained herein.

Access from Any Browser on Any Computer

*** is designed to enhance the role of the entire project team, anywhere in the world, on any computer, through any browser. The *** system user interface requires only an HTML 4.01 Transitional compliant browser such as Internet Explorer, Netscape, or Safari to be accessed. This standard is now adopted by virtually all current browsers (and is overseen by the W3C consortium). All platforms and browsers that fulfill this requirement can be used to access any *** module. This architectural feature ensures the maximum amount of flexibility for user adoption at all levels, as well as eliminating reliance on any current Sponsor technology which may be superseded or amended (e.g. Windows XP SP2, Internet Explorer 8, etc.). All data processing, including edit checks and derivations, are conducted on the server side. The zero Sponsor approach applies equally to the project build tools as well as the data entry and cleaning functions. At no time is any data being processed or stored on the Sponsor platform. Similarly, any identifiers such as standard cookies or session cookies (which may be hijacked or decrypted) are not used. This eliminates any concerning factors surrounding validation and firewall issues in the deployment of ***.

One login, One password, One URL

While many systems have been designed as an EDC front-end to the CDMS (Clinical Data Management System) back-end database, *** ***. The *** system uses a single integrated database to manage one or more project environments. The development, production and a virtually unlimited number of test and or training environments can be managed centrally within the application, with ***, eliminating the need for the definition and maintenance of complex multi-database, multi application configurations.

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Lab Administrative Module

*** provides robust lab data management which includes multivariable dependent reference ranges (e.g. gender, age, fasting status, analyte effective dates), central lab data import, and site maintenance of local lab ranges. Some additional lab management features include two-way unit conversions that accommodate percent to absolute and absolute to percent, auto prompting for clinical significance when required, on CRF display of appropriate lab ranges, and auto fill/automatic updates to all lab values upon lab configuration changes.

Local Lab Capabilities: *** includes the ability to manage multiple local labs for each investigational site. Local lab ranges can be administered by the site or centrally by a user with the appropriate level of permissions. Local lab ranges can be dependent upon parameters based on any data point entered on the eCRF (i.e. gender, fasting status), as well as, effective dates. Non-numeric data including code lists and out of limits of detection results (e.g. < .001%), can still be interpreted by ***and have range checks applied against them. In situations where sites may not have access to local lab ranges, they can enter their data and substitute reference or text book ranges. Labs and local ranges that are entered for one project can be leveraged in subsequent studies eliminating the need for redundant efforts in lab setup.

Site Training

Prior to receiving access to ***, each site user must complete the required training provided by *** and also by SynteractHCR. *** training will be completed using their on-line eLearning tool. The SynteractHCR data manager will set up each user so that the eLearning module can be completed. Additionally, SynteractHCR will provide project-specific training to site personnel by WebEx, if requested by Sponsor. All training will be documented and retained in the project files.

Data Processing

Sites will enter data, which will be followed by CRA source document verification and review of the data. A data management review of the data will also be performed, which will include the execution of some post-entry logical edit checks.

Data Management Review

SynteractHCR’s data management personnel will run crosschecks and review data as needed. Queries will be provided to the sites. This process will be performed as needed, providing there is new data to be processed.

Adverse Event and Medications Coding

SynteractHCR will use ***’s *** *** for all coding activities. SynteractHCR will code adverse events and medical history terms using ***. Concomitant medications will be coded using WHO-Drug. Appropriate codes will be agreed upon with Sponsor and SynteractHCR will generate coding reports for review and approval by the Sponsor designee. Sponsor will be provided with all current mappings and provided adjustments, as necessary. SynteractHCR and Sponsor will agree on the frequency that these mappings will be generated and reviewed.

Sponsor and SynteractHCR hold current *** licenses. Validation of licenses may be requested by the MSSO (Maintenance and Support Services Organization) for *** and by the UMC (Uppsala Monitoring Centre) for ***.

Integrated Review (***)

SynteractHCR will provide *** whereby Sponsor personnel can review data over the private website. *** is a clinical data review, reporting, multi-dimensional analysis, graphical and statistical modeling tool. It facilitates the creation of graphical profiles, tabular profiles, as well as data browsing without

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the need for custom programming. The following reports are standard *** reports and will be provided in MS Excel format:

•                  Graphic patient profile containing AE, CM, vitals, demography and lab

•                  AE listing

•                  CM listing

•                  DM listing

•                  Term listing

•                  Vitals listing

•                  Labs listing

•                  Patient profile containing all patient data

Biostatistics

Programming and statistical analysis are done using *** software (currently version ***). As with data management, quality control checks are built into the programming and data analysis process to ensure the accurate reporting of data.

Analysis Plan

SynteractHCR will prepare an analysis plan including definition of endpoints to be analyzed, statistical methodology, rules for data handling, requirements for dry runs, and design of tables, figures, and listings (TFLs) for all data displays. The analysis plan will also incorporate the DSMB analyses. Sponsor will review the analysis plan and provide consolidated comments prior to finalization by SynteractHCR.

Patient Randomization

A randomization schedule will be developed by SynteractHCR using *** (currently version ***) *** and will be incorporated into the randomization IWR system. The randomization code will be developed by the project Statistician and finalized and QC’d by an independent unblinded statistician.

Statistical Analysis

A Statistician will perform the statistical analysis. Statistical analysis includes time for review of relevant project documentation including the SAP, programming of primary and secondary efficacy analyses, statistical oversight of the project (where applicable), and Senior Level Review of deliverables.

Programming/Validation

After approval of the analysis plan, programmers will develop the programs to generate the TFLs using SAS according to the agreed analysis plan.

The programmer will verify the accuracy of his/her own work, but all outputs will be independently verified for accuracy and consistency by a second individual. This validation will be carried out by a combination of independent programming, cross-checking, and verification against CRFs. Quality assurance documentation will be maintained, including samples of each output, the *** program used to produce it, and the quality assurance checks performed.

Dry Runs

Draft TLFs (dry runs) will be generated by SynteractHCR prior to the interim database lock for Sponsor’s review and query of data as appropriate. Each set of draft TLFs will be QC’d by SynteractHCR before sending to Sponsor for review.

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*** Programming

SynteractHCR will create *** datasets per SynteractHCR’s standard processes for creating *** datasets. SynteractHCR will provide *** format.

Blankcrf.pdf

SynteractHCR will create the annotated CRF (blankcrf.pdf) after the modeling of SDTM begins and will complete these items when the database is closed and all programming and quality control procedures have been completed.

*** Programming

SynteractHCR will create *** analysis datasets per SynteractHCR’s standard processes for creating *** datasets. *** datasets will be used exclusively as the source data for *** datasets. SynteractHCR will provide *** datasets in *** format.

Define.xmls

SynteractHCR will create the Define.xmls after the modeling *** begins and will complete these deliverables when the database is closed and all programming and quality control procedures have been completed.

CDISC Reviewer’s Guides

Per Sponsor’s request, SynteractHCR will prepare a Reviewer’s Guide ***. These guides will contain a brief summary of notes or unusual issues regarding the final data that is not included in the define.***. The guides will be delivered to Sponsor at the end of the study.

DSMB Meetings

SynteractHCR will prepare the tables and listings for the DSMB data review meetings. The Project Biostatistician will also attend the meetings via teleconference.

Clinical Study Report

A final clinical study report will be developed that includes a complete description of the clinical and statistical aspects of the trial. The SynteractHCR medical writer will work with Sponsor to develop a clinical study report in a format that is compliant with FDA and ICH Guidelines. SynteractHCR can also provide a standardized ICH compliant CSR template.

An initial draft of the report includes a description of all study methodology and presentation of results based on final tables, listings, and figures. The draft report will undergo statistical and quality review by SynteractHCR prior to distribution. A draft clinical study report is typically generated within four to six weeks after final tables, listings, and graphs are received or generated and approved by Sponsor. The cost of this report includes up *** revisions of the report, and inclusion of up to *** narratives of serious adverse events, deaths, or discontinuations due to adverse events (combined). Cost estimates assume the CSR conforms to standard metrics detailed in the assumptions table.

For each revision cycle, SynteractHCR will circulate the draft report for review to Sponsor; consolidated comments/changes will be provided to SynteractHCR, and the report will be revised by SynteractHCR accordingly for either the next review or final approval by Sponsor. If requested by Sponsor, SynteractHCR can perform a *** QC review of the report prior to finalization. Estimates for a *** QC review are not included in this proposal and can be provided upon request.

Compiling the Final Clinical Study Report and Appendices for Regulatory Submission

SynteractHCR will compile (publish or PDF) the final clinical study report and all supporting documentation referenced in the CSR for regulatory submission. Required documentation will be

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provided by SynteractHCR (if available) and Sponsor. A final project signature page is also required to begin compiling.

The compiled granular CSR consists of the main body (sections 1,3-15), Synopsis (Section 2), and Appendix 16 (each appendix in 16.1, 16.2 and 16.3 as separate granules).

The main body granule of the CSR will have a bookmarked and hyperlinked Table of Contents. TFLs and section cross-references will be hyperlinked within the CSR.

4                      Miscellaneous

4.1            Backup and Security

SynteractHCR performs incremental *** backups *** are retained for a *** period. ***, a full backup is written to media and stored off-site for a *** retention period at ***. All backups are verified and logged by the Global Systems staff. Quarterly tapes are stored offsite at *** for ***. Offsite data is available within a few hours of requesting the data from ***.

Clinical data is generally stored on SynteractHCR network servers unless otherwise specified (e.g., third party hosting that is contractually specified). No clinical data are stored on local workstations. Access to the clinical data files is restricted based on directory permission levels that are determined by job function. *** No clinical data will be altered or updated without going through the proper application interface. Anti-virus scan software programs are in place to detect and prevent corruption of data due to computer viruses. All server-side application files are stored in a secured, dedicated network directory.

All connections to SynteractHCR’s secure web site, used for document viewing, downloading, and Argus are encrypted using ***. Published applications, like *** and ***, are secured via our ***. A *** is available for uploading files to the SynteractHCR network. SynteractHCR utilizes *** for securing e-mail communication if requested by Sponsor.

4.2            Language

All deliverables will be provided in English for this study.

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5                      Project Costs

5.1            Assumptions

Project Assumptions
General Study Information
Number of Screened Patients	***
Total Number of Enrolled Patients	***
Projected Number of Enrolled Patients ***	***
Projected Number of Enrolled Patients in ***	***
Projected Number of Enrolled Patients in ***	***
Total Number of Sites	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Number of Sites — ***	***
Project Duration (Months)	***
Clinical Operations (Months)	***
Patient Enrollment Duration (Months)	***
Patient Randomized Open-Label Treatment Duration (Months)	***
Patient Off-Treatment Duration (Months)	***
Project Meetings
Kick-Off Meeting at Sponsor office in ***	***
Investigator Meetings assumes *** in each region (***)	***
Number of Days per Meeting (Including CRA Training Meeting)	***
*** Meeting: Global Project Manager, Global Clinical Lead, *** Clinical Lead, *** Project Manager, *** Project Manager, CRA team, Lead Data Manager, IWRS Manager

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Project Assumptions
*** Meeting: Global Project Manager, Global Clinical Lead, *** Clinical Leads, ***, ***, and ***s Project Manager, CRA team, Lead Data Manager, IWRS Manager
*** Meeting: Global Project Manager, Global Clinical Lead, *** Clinical Lead, *** and *** Project Manager, CRA team, Lead Data Manager, IWRS Manager
Number of Face-to-Face Meetings *** per year per Sponsor	***
Number of Team Teleconferences with Sponsor	***
Data Management
Number of Unique CRF Pages	***
Number of CRF Pages per Screened Patient per Sponsor	***
Number of CRF Pages per Completed Patient	***
Total Number of CRF Pages	***
Number of Edit Checks	***
Number of Queries per Patient	***
Number of Complex BOXI Reports	***
Number of Non-Complex BOXI Reports	***
Site Identification
Site ID Duration (Months)	***
Number of Sites Contacted with Survey/Questionnaire	***
Number of Sites for Debarment Verification	***
Number of Countries	***
Site Contracts
Total Estimated Number of Site Contracts
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
Number of Contracts per Site — ***	***
costs for additional sworn translations are not included

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Project Assumptions
Clinical Operations
Total Number of Clinical Leads	***
Global Clinical Lead	***
Regional Clinical Leads — ***	***
Regional Clinical Lead — ***	***

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Project Assumptions
Total Number of Regional CRAs	***
Number of CRAs — ***	***
Number of CRAs — ***	***
Number of CRAs — ***	***
Number of Qualification Visits — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Number of Qualification Visits — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Number of Qualification Visits — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Number of Telephone Qualification Visits — ***	***
Number of Initiation Visits — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Number of Initiation Visits — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Number of Initiation Visits — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Number of Monitoring Visits/Site — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Number of Monitoring Visits/Site — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Number of Monitoring Visits/Site — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Total Number of Monitoring Visits — ***	***
Total Number of Monitoring Visits — ***	***

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Project Assumptions
Total Number of Monitoring Visits — ***	***
Additional Days on Site — ***	***
Additional Days on Site — ***	***
Additional Days on Site — ***	***
Number of Study Close-out Visits — *** average *** days travel, *** day on site, *** days preparation/follow-up/report-writing	***
Number of Study Close-out Visits — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Number of Study Close-out Visits — *** average *** day travel, *** day on site, *** day preparation/follow-up/report-writing	***
Q.A. Audits
Number of Site Audits — ***	***
Number of Site Audits — ***	***
Number of Site Audits — ***	***
Number of Vendor Audits — ***	***
Number of Vendor Audits — ***	***
Number of Vendor Audits — ***	***
Medical Safety
Number of SAEs	***
Number of Coded Items per Patient	***
Biostatistics
Number of Outside Data Vendors	***
Number of Outside Vendor Data Transfers (Monthly)	***
Number of Unique Efficacy Tables	***
Number of Unique Safety Tables	***
Number of Repeat Tables	***
Number of DSMB Tables	***
Number of Annual Report Tables	***
Number of Unique Graphs	***
Number of Repeat Graphs	***
Number of DSMB Graphs	***
Number of Listings	***

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Project Assumptions
Number of DSMB Listings	***
Number of Annual Report Listings	***
Number of *** Datasets	***
Number of *** Domains	***
Number of *** Datasets	***
Number of Interim Analyses	***
Number of DSMB Meetings	***
Number of Transfers of SDTMs to Sponsor	***
Number of Annual Reports	***

The following assumptions have also been made in determining the cost estimates:

1.              All assumptions are based on the draft protocol and schedule of events dated *** and are subject to change based on the final protocol and/or amendments.

2.              Costs are included for SynteractHCR to perform activities in the regions and service areas and with the vendors as detailed in this Work Order. Activities requested by Sponsor not included in this Work Order will be included in a Change in Scope.

3.              All deliverables and project materials will be in English (this includes all documents provided to SynteractHCR). If translations are needed, translation activities will be handled by a third party vendor and SynteractHCR.

4.              All SynteractHCR activities will be conducted according to SynteractHCR SOPs.

5.              SynteractHCR templates will be used for all appropriate project documents.

6.              Sponsor will retain responsibility for any other activities that are not referenced in this proposal.

7.              Estimates assume four rounds of revisions for project documents requiring review/approval by Sponsor. All Sponsor comments/changes will be collated and provided to SynteractHCR in one document.

8.              SynteractHCR may perform site and vendor audits; exact sites/locations will be determined by SynteractHCR and Sponsor and costs may be adjusted accordingly.

9.              Site CDAs and contracts will be between SynteractHCR and the sites, after Sponsor has reviewed and approved.

10.       Sponsor and SynteractHCR hold a current *** license and a current *** license.

11.       Data for screen failure patients will be entered into *** on eCRFs by site personnel.

12.       *** training will be web-based.

13.       Costs include Sponsor User Acceptance Testing (UAT) of the clinical database.

14.       Web Access includes access to the reports portion of the project web page and *** for eight Sponsor personnel. Additional users will incur additional costs.

15.       All Central Laboratory results will be provided to SynteractHCR as electronic data transfers.

16.       Costs have been included for central laboratory data to be integrated into *** via *** Web Services.

17.       Costs do not include database migrations.

18.       SynteractHCR will receive and reconcile PK header information on a monthly basis for this study.

19.       DM site payment report programming assumes monthly site payments.

20.       For the interim analyses, SynteractHCR will provide a subset of the final tables, listings and figures.

21.       The database will be locked for the *** of primary endpoints. For the DSMB analyses and the ***, the tables, listings, and figures will be run on dirty data (a database soft-lock will not occur prior to the analyses).

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22.       SynteractHCR will provide *** datasets, *** datasets, *** and user guides.

23.       Sponsor (or designee) will provide SynteractHCR with the final patient SAE narratives for inclusion in the final study report. The SynteractHCR medical writer will not revise or re-format the patient SAE narratives.

24.       Non-SAE narratives are generally written and included in the CSR for patients with AEs that lead to discontinuation of the study and/or study drug, or for AEs of special interest. Depending on the number and complexity of these narratives, additional time may be required to produce and QC. This is usually determined during CSR development.

25.       The compiled CSR will have a hyperlinked and bookmarked Table of Contents. Collection and filing of CSR appendix documents will be completed per ICH guidelines.

26.       Project Management costs include Sponsor meeting attendance, managing team meetings and conference calls and providing meeting minutes, vendor management, and overall project administration tasks.

27.       Project Administration includes the creation and maintenance of the clinical document database, maintenance of regulatory documents, review and processing of expense reports, generation of regular reports, and processing of site and vendor payments.

28.       If reasonably requested by Sponsor, periodic face to face internal management meetings between SynteractHCR and ***, US SynteractHCR and EU SynteractHCR, and SynteractHCR and Insmed may occur during the life of the study. Sponsor will be billed for pass-through travel costs if applicable.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

5.2            Summary Cost Estimates

With the exception of flat rate/unit items listed in the detailed budget, SynteractHCR will only charge for actual time spent per task. SynteractHCR will not exceed the project study maximum without an approved change order. A detailed budget table is provided in Attachment 1, Detailed Budget.

ACTIVITY

	***		***		***
Clinical Operations	$	***	$	***	$	***
Site/Vendor Audits	$	***	$	***	$	***
Regulatory Affairs	$	***	$	***	$	***
Interactive Web Response System (IWRS) - Central Randomization/ Inventory Management			***
Data Management			$	***
Biostatistics			$	***
Medical Writing			$	***
Project Management	$	***	$	***	$	***
Sub-Totals	$	***	$	***	$	***
Study Total			$	***
***% discount on invoicing			$	***
Estimated Study Total			$	***

Rates stated in this Work Order are current through ***. As of *** of each year starting in ***, SynteractHCR’s activity rates will increase or decrease in accordance with the most recent ***, and the percent increase or decrease will not exceed the percent increase or decrease corresponding to the median compensation rates for the functions listed in the budget for a similarly sized study in the prior 1-year period. SynteractHCR will notify Sponsor of the proposed increase at least *** (***) days in advance of such increase.  SynteractHCR and Sponsor shall negotiate in good faith any disagreement as to the appropriate percent increase, and Sponsor may terminate this Work Order upon *** (***) days notice.

The costs for services provided by resources in the *** and *** and presented in this Work Order are based on an identified fixed exchange rate dated *** using *** between *** and *** and *** and ***, (“Base Rate: *** = ***, *** = ***”). If the exchange value of the *** rises or falls by ***% or more from the Base Rate during the course of the project, the costs *** and ***-resourced services shall be adjusted accordingly.

The above-referenced ***% discount on invoicing will be applied only if the *** project (or a similar study or group of studies with a service value of $*** using SynteractHCR standard rates) is contracted in conjunction (i.e., within *** months of work order execution) with the INS-212 project. The discount will be applied to both projects as a bottom line discount on monthly invoices, and no other additional discounts will apply to these projects.

If the *** study (or a similar study or group of studies with a service value of $*** using SynteractHCR standard rates) is not contracted and initiated with SynteractHCR, Sponsor will refund the sum total of the ***% applied discount to SynteractHCR within *** months of INS-212 work order execution.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

5.3            Pass-Through Costs

Travel-related expenses, mailing/courier costs, translation costs, IRB/EC and other regulatory submission fees, site fees, patient recruitment/retention fees, Investigator Meeting planning fees, laboratory fees, and miscellaneous project expenses (e.g., binders, folders, tabs, labels, packaging materials, printing)  are considered project-related pass-through costs and are not included in the above cost estimates. These costs would be invoiced directly to Sponsor without markup. Additional pass-through expenses that are not listed in the table below will require pre-approval from Sponsor before incurring and invoicing.

SynteractHCR assumes that Sponsor’s teleconference number(s) will be used for regular project team calls, otherwise SynteractHCR will pass through conference call costs directly to Sponsor.

International wire fees for site/vendor payments will be passed through to Sponsor.

*** pass-through costs are estimates and subject to change.

Prices quoted in the proposal are net and excluding any applicable VAT.

Estimated pass-through costs have been provided in the table below; these estimates will be passed through at no mark-up to Sponsor based on the actual costs. SynteractHCR will not exceed the estimated pass-through budget maximum without an approved change order.

Item	Number	Unit	Cost Per Unit	Total
Travel
Travel (*** Visits)	***	visit	***	***
Travel (*** Visits)	***	visit	***	***
Travel (*** Visits — Air, etc.)	***	visit	***	***
Travel (*** Visits — Local)	***	visit	***	***
Meeting Travel — ***	***	meeting	***	***
Meeting Travel — ***	***	meeting	***	***
Meeting Travel — ***	***	meeting	***	***
Ad hoc Visit Travel — ***	***	visit	***	***
Site Audit Travel - ***	***	audit	***	***
Site Audit Travel - ***	***	audit	***	***
Site Audit Travel - ***	***	audit	***	***
Vendor Audit Travel - ***	***	audit	***	***
Vendor Audit Travel - ***	***	audit	***	***
Vendor Audit Travel - ***	***	audit	***	***
Regulatory/EC/IRB Fees
Central IRB Fees ***	***	study	***	***
Local and Central EC Fees ***	***	study	***	***
Fees for Central Authority Notification - ***	***	country	***	***

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Item	Number	Unit	Cost Per Unit	Total
Regulatory/EC Submission Fees ***	***	study	***	***
Regulatory Fees ***				***
Other
Protocol and ICF Printing	***	*** sites	***	***
Shipping	***	month	***	***
Miscellaneous Project Expenses	***	month	***	***
Legal Representation - ***	***	study		***
Investigator Fees — ***	***	patient	***	***
Investigator Fees — ***	***	patient		***
Investigator Fees — ***	***	patient		***
Site Start-up Fees — ***	***	site	***	***
Site Start-up Fees — ***	***	site		***
Site Start-up Fees — ***	***	site		***
Trial Insurance				***
Central Laboratory (***)	***	laboratory	***	***
Regional Laboratories (***)	***	laboratory		***
Investigator Meeting — ***	***	meeting	***	***
Investigator Meeting — ***	***	meeting	***	***
Investigator Meeting — ***	***	meeting	***	***
Translation Vendor (estimate)	***	language	***	***
***: Professional Service Fee including New URL	***	study	***	***
*** Applications Service Fee (Hosting) for Rave	***	month	***	***
Total				$ ***

5.4            Payment Terms

An advance of $*** (***% of the Cost Estimate after discount, less the $*** advance from the Letter of Intent) is due (i) *** and (ii) ***. Sponsor will then be invoiced *** for actual work performed. The total advance provided ($***+$***) of $*** (the “Advance”) will be adjusted on *** basis, beginning *** from the signing of this Work Order 1 until all payments have been made/credited under this Work Order 1, such that the Advance will equal ***% of the remaining Cost Estimate, after discount, that remains following payments made during the prior year.  The dollar amount of the Advance that exceeds ***% of the remaining Cost Estimate shall be, at Sponsor’s option, refunded to Sponsor within *** (***) days or credited against any outstanding invoice(s) and then any subsequent invoice(s) until expended.  Flat-rate/unit items will be billed upon completion of the deliverable or *** as indicated in

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

the detailed cost estimates provided in Attachment 1, Detailed Budget. At the completion of the project, if payments received by SynteractHCR exceed the cost of the work completed, SynteractHCR will reimburse Sponsor for the amount overpaid within *** (***) days.

Additionally, prior to the payment of sites, Sponsor and SynteractHCR will agree upon the site/investigator grant schedule and budget that corresponds with the schedule and budget in the executed Site Agreement and Sponsor will provide adequate funds to SynteractHCR in advance for site payments. All payments from SynteractHCR to investigators will be made from funds provided in advance by Sponsor. SynteractHCR will make payment to sites upon presentation of an invoice at the frequency detailed within the site agreement.

5.5            Change in Scope

If, in the opinion of SynteractHCR, and mutually agreed to by Sponsor, the scope of the work exceeds, or is reduced from, what is described in this Work Order 1, the nature, time, and cost of work over or under scope will be documented in a change order and provided to Sponsor. A Work Order Amendment will be generated by SynteractHCR to reflect these changes and will be reviewed, mutually agreed to, and signed by SynteractHCR and Sponsor. If the scope of Services in a Work Order Amendment causes the total Project cost estimate to increase, SynteractHCR, at its discretion, reserves the right to request from Sponsor an additional advance in proportion to that provided for in section 5.4 above to be payable to SynteractHCR. If the scope of Services in a Work Order Amendment causes the total Project cost estimate to decrease, Sponsor, at its discretion, reserves the right to request from SynteractHCR refund of the Advance in proportion to that provided for in section 5.4 above to be payable to Sponsor.

5.6            Invoices and Payment Correspondence

SynteractHCR will send invoices via US Mail and email to the following mailing address and email:

Insmed Incorporated

10 Finderne Avenue

Building 10

Bridgewater, NJ 08807-3365

Attn: Accounts Payable

Phone: ***

Email:  ***

With an email copy to:

***

Phone or email correspondence in regard to payment inquiries should be addressed to the following individuals:

If to Sponsor:	If to SynteractHCR:
Insmed Incorporated	SynteractHCR, Inc
10 Finderne Avenue	5759 Fleet Street
Building 10	Suite 100
Bridgewater, NJ 08807-3365	Carlsbad, CA 92008
Attn: Accounts Payable	Attn: Accounts Receivable
Phone: ***	Phone: ***
Email: ***	Email: ***

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

Each Party may change its address and/or contact person for such notices and communications by written notice to the other party in accordance with this Section.

To pay an invoice via wire transfer, Sponsor will use the following information to process the payment:

Account Name:  SynteractHCR, Inc.

Bank Name:  ***

Account Number:  ***

Routing Number:  ***

For invoices paid via wire transfer or ACH, Sponsor will send a remittance of the payment to Accounts Receivable at *** or fax number ***.

IN WITNESS WHEREOF, the parties have caused this Work Order to be executed by duly authorized representatives as of the Work Order 1 Effective Date.

SynteractHCR, Inc.	Insmed Incorporated

/s/ Stewart Bieler***	/s/ Peggy Berry

Name: ***Stewart Bieler	Name: Peggy Berry

Title: ***CAO	Title: VP, Regulatory Affairs

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

ATTACHMENT 1: DETAILED BUDGET

TIME AND MATERIALS/UNIT COST HYBRID BUDGET: INS-212

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	COMMENTS
Clinical Operations
Feasibility ***	***	day	***	***
Feasibility ***	***	day	***	***	Assumes *** countries
Site Identification — ***	***	day	***	***	Assumes ID/screening of *** sites
Site Identification - ***	***	day	***	***	Assumes ID/screening of *** sites
Site Identification - ***	***	day	***	***	Assumes ID/screening of *** sites
Site Qualification Visits — Telephone — ***	***	visit	***	***	Telephone qualifications in lieu of a site qualification visit for sites that have been used (or qualified) within the past *** months, assumes *** sites
Site Qualification Visits - ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Site Qualification Visits - *** — Telephone		visit		***	No telephone qualification visits anticipated in ***
Site Qualification Visits - ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Site Qualification Visits - *** — Telephone		visit		***	No telephone qualification visits anticipated in ***
Site Qualification Visits - ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Site Initiation Visits — ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Site Initiation Visits — ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Site Initiation Visits - ***	***	visit	***	***	Visits will be billed upon completed visit unit.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

TIME AND MATERIALS/UNIT COST HYBRID BUDGET: INS-212

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	COMMENTS
Investigators Meeting — *** Attendees	***	day	***	***	Attendance of CRAs at *** meeting, regional CL at *** and *** meetings, and global PM, *** PM, Lead DM, and IWRS at three, average *** d per attendee per meeting
Investigators Meeting - *** Attendees	***	day	***	***	Attendance of CRAs, regional CLs, regional PM at *** meeting, and global CL at ***
Investigators Meeting - *** Attendees	***	day	***	***	Attendance of CRAs at *** meeting and *** Project Manager at three
Study Document Development — ***	***	day	***	***	Includes review of global monitoring plan and other documents
Study Document Development - ***	***	day	***	***	Includes development of ICF templates, global monitoring plan and other documents
Study Document Development - ***	***	day	***	***	Informed consent development
Budgets/Contracts: 3rd Party Vendors	***	day	***	***	For sponsor-designated third party vendors
Site Budgets/Contracts — ***	***	day	***	***

*** and *** sites, SynteractHCR will negotiate and will hold contracts directly with sites on Insmed’s behalf. SynteractHCR will negotiate Indemnification agreements between sites and Sponsor. SynteractHCR will develop master budgets for each country listed in this Work Order 1.

Site Budgets/Contracts- ***	***	day	***	***

*** sites, SynteractHCR will negotiate and will hold contracts directly with sites on Insmed’s behalf. SynteractHCR will negotiate Indemnification agreements between sites and Sponsor. SynteractHCR will develop master budgets for each country listed in this Work Order 1.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

TIME AND MATERIALS/UNIT COST HYBRID BUDGET: INS-212

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	COMMENTS
Site Budgets/Contracts - ***	***	day	***	***

*** sites, SynteractHCR will negotiate and will hold contracts directly with sites on Insmed’s behalf. SynteractHCR will negotiate Indemnification agreements between sites and Sponsor. SynteractHCR will develop master budgets for each country listed in this Work Order 1.

Study Start-up- ***	***	day	***	***	project team familiarization and training for *** team members
Study Start-up - ***	***	day	***	***	project team familiarization and training for *** team members
Regulatory Document Collection — ***	***	day	***	***
Regulatory Document Collection — ***	***	day	***	***
Regulatory Document Collection — ***	***	day	***	***
TMF Set-up and Maintenance — ***	***	day	***	***	Regional site files and TMF
TMF Set-up and Maintenance — ***	***	day	***	***	Regional site files and Master TMF for project
TMF Set-up — ***	***	day	***	***	Regional TMF (set-up only)
Study Monitoring — Interim Monitoring Visits — ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Study Monitoring — Additional Days On Site — ***	***	day	***	***	To be used in conjunction with an existing visit if more time on-site is required
Study Monitoring — Interim Monitoring Visits - ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Study Monitoring — Additional Days on Site — ***	***	day	***	***	To be used in conjunction with an existing visit if more time on-site is required
Study Monitoring — Interim Monitoring Visits — ***	***	visit	***	***	Visits will be billed upon completed visit unit.

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

TIME AND MATERIALS/UNIT COST HYBRID BUDGET: INS-212

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	COMMENTS
Study Monitoring — Additional Days On Site — ***	***	day	***	***	To be used in conjunction with an existing visit if more time on-site is required
Clinical Operations Lead — Regional (***)	***	day	***	***	Clinical oversight of *** and ***, approximately *** FTE
Clinical Operations Leads — Regional (***)	***	day	***	***	Clinical oversight of ***, approximately *** FTE
Clinical Operations Lead — Global (***)	***	day	***	***	Global clinical oversight, approximately *** FTE
Site Management — ***	***	day	***	***

Contact with sites, respond to site questions, reminder calls to push recruitment, reminder calls to get data in the eCRF/answer queries, request updated study documents, address any issue with supplies, team calls, etc.

Site Management — ***	***	day	***	***

Contact with sites, respond to site questions, reminder calls to push recruitment, reminder calls to get data in the eCRF/answer queries, request updated study documents, address any issue with supplies, team calls, etc.

Site Management - ***	***	day	***	***

Contact with sites, respond to site questions, reminder calls to push recruitment, reminder calls to get data in the eCRF/answer queries, request updated study documents, address any issue with supplies, team calls, etc.

Study Close-Out Visits — ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Study Close-Out Visits — ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Study Close-Out visits - ***	***	visit	***	***	Visits will be billed upon completed visit unit.
Clinical Operations Subtotal				***
Quality Assurance
Site Audit — ***	***	day	***	***	Time includes prep, travel, on-site audit, and report-writing/follow-up for *** site audits

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

TIME AND MATERIALS/UNIT COST HYBRID BUDGET: INS-212

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	COMMENTS
Site Audit — ***	***	day	***	***	Time includes prep, travel, on-site audit, and report-writing/follow-up for *** site audits
Site Audit — ***	***	day	***	***	Time includes prep, travel, on-site audit, and report-writing/follow-up for *** site audits
Vendor Audit — ***	***	day	***	***	Vendor audits (sponsor-designated vendors)
Vendor Audit — ***	***	day	***	***	Vendor audits (sponsor-designated vendors)
Vendor Audit — ***	***	day	***	***	Vendor audits (sponsor-designated vendors)
Quality Assurance Subtotal				***
Regulatory Affairs
IMPD Review	***	day	***	***
Regulatory Submissions - ***	***	day	***	***	Submissions to central and local authorities/ECs
Regulatory Submissions - ***	***	day	***	***	Submissions to EC and TGA
Regulatory Submissions - ***	***	day	***	***	CTA preparation and publishing for ***, plus Clinical Trial Site Information Form (CTSIF) submissions
Regulatory Document Management	***	day	***	***	Handling of insurance, translations, label review
Regulatory Correspondence	***	day	***	***	Communication with authorities
Regulatory Document Preparation - ***	***	day	***	***	CTA preparation for ***
Regulatory Consulting - ***	***	day	***	***	Regulatory Lead for ***
Legal Representation - ***	***	project	***	***	*** will act as the local sponsor in ***
Regulatory Affairs Subtotal				***
Interactive Web Response System (IWRS) - Central Randomization/Inventory Management

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

TIME AND MATERIALS/UNIT COST HYBRID BUDGET: INS-212

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	COMMENTS
IWRS Development, Testing and Implementation	***	day		***	Randomization and inventory management via IWRS
IWRS Study Maintenance, Site Support, and DCF processing	***	month		***	Enrollment/treatment/follow-up period
24 hour Technical Support	***	month		***	International support
Interactive Web Response System (IWRS) - Central Randomization/Inventory Management				***
Data Management
CRF Completion Guidelines	***	day	***	***
Clinical Database Design	***	day	***	***	*** database
DM Programming	***	day	***	***	DM SAS programming for reports outside of *** (e.g. site payment reports, coding reports), also includes programming to set up patient profiles in ***
Site Training/Documentation	***	site	***	***
Database Management (Reports/Meetings)	***	month	***	***
Data Management Plan	***	day	***	***	includes defining data handling processes and writing of edit specifications
Data Management	***	day	***	***	Assumes data management involvement over *** months of study (clinical duration)
Local Lab Reference Ranges	***	day	***	***	No normal ranges needed for these lab results
*** Set-up & Training	***	day	***	***
Web Access Set-up	***	user	***	***	Project website
Monthly Web Access	***	month	***	***
User Administration Support	***	day	***	***	For *** users, including site personnel, CRAs, Sponsor, safety vendor

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

TIME AND MATERIALS/UNIT COST HYBRID BUDGET: INS-212

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	COMMENTS
Medical Terminology Coding	***	day	***	***	Assumes *** coded terms per patient
Data Management Subtotal				***
Biostatistics
Statistical Writing: Protocol Review	***	day	***	***
Analysis Plan	***	day	***	***	Statistical analysis plan to include appendix for DSMB analysis plan, includes mock TFLs
Randomization Schedule	***	day	***	***
Programming / Validation	***	day	***	***	Standard TFL programming, includes programming and QC for DSMBs, annual reports, interim analyses, and final analysis
Statistical Programming	***	day	***	***	Efficacy table programming, includes more complicated programming and QC for DSMBs, annual reports, interim analyses, and final analysis
CDISC Specifications — Reviewer’s Guides	***	day	***	***	*** Reviewer’s Guide and *** Reviewer’s guide
CDISC-*** Dataset Programming	***	day	***	***	*** *** datasets
CDISC-*** Dataset Programming	***	day	***	***	*** *** datasets; includes *** transfers of *** per sponsor request
CDISC-*** Dataset Programming	***	day	***	***	*** *** datasets
CDISC aCRF: blankcrf.pdf	***	day	***	***
CDISC Define.xml (SDTM and ADaM)	***	xml	***	***
Data Transfers (from 3rd party vendors)	***	day	***	***	*** transfers from *** data vendors

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

TIME AND MATERIALS/UNIT COST HYBRID BUDGET: INS-212

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	COMMENTS
Statistical Analysis	***	day	***	***

Includes time for project statistician to attend regular team meetings as needed, DSMB meetings via teleconference, and ad hoc face-to-face meetings; also includes interim and final statistical analyses

Statistical Review of the CSR	***	day	***	***
Biostatistics Subtotal				***
Medical Writing
Protocol Review/Writing	***	day	***
Clinical Study Report (CSR)	***	day	***	***	Assumes *** major round of reviews, *** minor round
Clinical Writing General — Informed Consent Template Review	***	day	***	***	Review of ICF template
CSR Compilation and Activation of Hyperlinks	***	day	***	***	Compilation of appendices to the CSR, activation of hyperlinks (e.g., TFLs)
Medical Writing Subtotal				***
Project Management
Project Administration — ***	***	day	***	***	Includes project support, teleconference/minutes, assistance with status reports, and payment administration (sites, vendors) for ***
Project Administration- ***	***	day	***	***	Includes project support, assistance with status reports, and payment administration (sites, vendors) for ***
Project Administration - ***	***	day	***	***	Includes project support for Australia
Project Management — ***	***	day	***	***	*** project management, vendor management
Project Management — ***	***	day	***	***	*** project management

[*CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS DOCUMENT.  EACH SUCH PORTION, WHICH HAS BEEN OMITTED HEREIN AND REPLACED WITH AN ASTERISK ****, HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

Insmed Incorporated — SynteractHCR	Work Order 1	INS-212

TIME AND MATERIALS/UNIT COST HYBRID BUDGET: INS-212

ACTIVITY	RATE		UNIT	EST. REQ.	ESTIMATED CHARGE	COMMENTS
Project Management - ***	***		day	***	***	*** project management
Global Project Management	***		day	***	***	Global Project Director to oversee all global aspects of the project
Project Archival	***		project	***	***
Project Meetings — ***	***		day	***	***	Face-to-face meetings (e.g., kick-off meeting, sponsor meetings, ad hoc site visits) for *** team members
Project Meetings — ***	***		day	***	***	Face-to-face meetings for *** Project Manager, assumes attendance at *** F2F meetings
Project Management Subtotal					***
SynteractHCR Study Total					***
discount on invoicing	***	%			***
SynteractHCR Study Total After Discount					***